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1997 Incentive Compensation Plan (Bonus Plan)

The 1997 bonus plan is tied to various company and individual performance objectives.




President:


     Maximum Bonus is 40% of base salary:
            50% based upon completion of I.P.O.

            50% based upon achieving E.P.S. target, excluding additional 1997 acquisitions.


Executive Vice President:

    Maximum bonus of 40% of base salary:


       25% based upon achieving E.P.S. target,
       excluding additional 1997 acquisitions.

       37.50% based upon rate of installations
       of new payphones in the Northwest.

       37.50% based upon rate of installations
       of new payphones in the Midwest.


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Vice President and Chief Financial Officer:


      Maximum bonus of 40% of base salary:

            25% based upon achieving E.P.S. target, excluding additional 1997 acquisitions.

            50% based upon completion of I.P.O.

            25% based upon number of acquisitions in 1997.



Other Employees:


      At the discretion of the Board of Directors.